UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9789
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Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2006

Waddell & Reed Advisors Tax-Managed Equity Fund

                Contents

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Income Tax Information
32	Directors and Officers
37	Annual Privacy Notice
39	Proxy Voting Information
40	Quarterly Portfolio Schedule Information
41	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. prospectus and current Fund performance information.

President's Letter

       June 30, 2006

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2006. Stock prices rose during the period, despite increased market volatility this past spring and higher interest rates. The S&P 500 Index advanced 8.64 percent, led by energy stocks. Many international stocks posted even higher returns for the period as investors sought greater portfolio diversification. The Morgan Stanley Capital International EAFE Index climbed 26.56 percent, led primarily by Asian stocks.

In contrast, tighter central bank monetary policies around the world resulted in a weak bond market this past fiscal year. The Citigroup Broad Investment Grade Index declined 0.81 percent for the period. The Federal Reserve gave mixed signals as to how much more it will raise short-term interest rates in an effort to combat inflation, which appears to be accelerating.

A change in climate

Overall, the investing climate changed substantially this past spring, as many investors lost some of their appetite for higher risk investments such as commodities, emerging market securities and low quality stocks. Why? Certainty and unbridled optimism regarding global growth have been replaced with sobering realities, including:

· Rising geopolitical tensions, marked by the saber rattling of insecure regimes in Iran and North Korea, continued peacekeeping problems in Iraq and deteriorating Israeli-Palestinian relations.

· Uncertainty over the scope of interest rate increases. A new Federal Reserve chairman and changing market conditions have contributed to challenges in making Fed policy positions clear to investors. Meanwhile, Japan and Europe are each adopting more restrictive monetary policies, with Japan changing course for the first time in many years.

· High energy prices and increased global energy demand. Although prices appear still subject to seasonal fluctuations and geopolitical issues, the reality of permanently higher gasoline and heating/cooling costs thanks to growing demand in China, India and elsewhere appears to be having an effect on U.S. consumers.

· A slowdown in the U.S. housing market. While average home prices have not dropped a great deal, market conditions have shifted decidedly to favor buyers, with "for sale" inventory up sharply in many regions as home affordability has fallen to a two-decade low.

Financial markets don't like uncertainty. Neither do consumers. For now, we appear to have entered a period when fear of the unknown has replaced greed as the market's dominant emotion. It may take a little while for answers to surface when it comes to the key questions surrounding economic slowdown, interest rate policy, corporate profit trends and whether the U.S. dollar will weaken, hurting consumers' purchasing power.

Uncertainty creates opportunity

Over time, we believe that the outlook will be cleared up in positive fashion for those investors who are properly diversified. We believe that slowing growth in the world's economy is a good thing that should help to preempt overheating. The tightening that is taking place should help lead to an adequate, not drastic, slowdown, in our opinion. Uncertainty offers an opportunity to reassess your position, rethink the road you're traveling and, if needed, rebalance your portfolio. Through appropriate diversification in multiple asset classes, you potentially take advantage of long-term change.

Your financial advisor can help you maintain an appropriate investment strategy as part of a customized financial plan based on your individual goals. We believe that focusing on that plan, despite changes in market condition, is important as you work toward a sound financial future. Thank you for your confidence and continued partnership.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Tax-Managed Equity Fund

       June 30, 2006

An interview with Chace Brundige, CFA,
portfolio manager of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.*

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2006.

How did the Fund perform during the past fiscal year?

The Fund rose 6.64 percent (Class A shares, excluding sales charges) for the period. This compares to a 6.14 percent return for the Russell 1000 Growth Index, reflecting the performance of securities that generally represent the stock market, and an 8.64 percent return for the S&P 500 Index, which was the Fund's previous benchmark. The Lipper Large-Cap Growth Funds Universe Average, representing the Fund's peer group of funds with similar investment objectives, advanced 5.56 percent for the period.

This past fiscal year we began using the Russell 1000 Growth Index as the Fund's benchmark because we believe it provides a more accurate basis for comparing Fund performance to the growth-style, larger company stocks in which the Fund typically invests. The S&P 500 contains both growth and value-style stocks. The Fund's performance compared to both indexes is shown in the line chart that follows this discussion.

Please note that Fund returns and peer group returns include applicable fees and expenses, whereas unmanaged indexes do not. Also, when sale charges are included, Fund performance is reduced. Please also note that the Fund's performance numbers do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

What factors affected Fund performance during the fiscal year?

We feel that our results were primarily driven by a high weighting in the energy sector, combined with strong stock selection within, and underweighting of, the consumer discretionary sector. We were affected by a rapid increase in the price of oil and other commodities that has led to generally higher levels of inflation. This, in turn, has led to global monetary tightening in the form of higher short-term interest rates. In the U.S., this has been particularly hard on the housing market and we feel is likely beginning to negatively impact consumers' willingness to spend at the same rates investors have been accustomed to seeing. We think our stock selection within industrials also helped, as we had an emphasis on aerospace and defense. Offsetting these positives were negative outcomes in technology, financials and health care. Health care was particularly disappointing during the period, as the sector seems to have lost some of the defensive characteristics that were so prevalent in difficult markets of the past. We believe that health care costs, and its rate of growth, have risen to such an extent that both the U.S. government and the private sector are exerting new downward pressure on pricing and utilization. Employees are being asked to pay more money out of pocket and/or face higher premiums, while managed care has become even more aggressive in keeping a lid on costs across all areas. Hospital admissions are weak and pricing concerns have become prevalent across pharmaceuticals, medical devices and even biotechnology. We have decreased our health care weighting from around 27 percent at the beginning of the period to less than 12 percent at the end. We remain bullish on the long-term demographic and secular trends underlying health care products and services and continue to search for attractive opportunities in the sector.

What other market conditions or events influenced the Fund's results?

Underlying the aforementioned rise in commodity prices is increasing demand driven by the growing industrialization of China and, to a lesser extent, India. This long-term trend has impacted the portfolio in two important ways. First, demand for energy and materials is currently outstripping producers' ability to respond, thereby causing prices to rise. Various central banks of industrialized nations around the world have responded by increasing short-term interest rates in an effort to fend off a permanent elevation of inflation levels. This is beginning to have the effect of slowing demand and we believe will negatively impact worldwide gross domestic product (GDP) growth, to some extent. Second, demand for various goods and services by Chinese and Indian governments, companies and consumers are positively influenced by their resulting stronger economies. This has positively impacted sales for a variety of companies in the portfolio – from industrial machinery and airplanes to computer software and wireless handsets.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy consists of a bottom-up research process in an effort to identify companies that are leaders in growth industries and that we feel are positioned to maintain and build upon that status. We work to find companies with highly defensible and therefore sustainable competitive advantages in their fields, typically displaying leading market shares and superior profit margins and returns on capital. Depending upon feedback received through the research process, our portfolio will at times carry heavier weightings in a cyclical growth category (such as technology or consumer durables) while at other times may focus more on what we see as long-term growth areas (such as health care).

In addition, we work hard to identify drivers, or tailwinds, that might accentuate fundamental and stock performance for these special companies. The rapid industrialization of China and India and the consequent rising living standards are an example of these tailwinds, as is the increasingly tight worldwide supply and demand relationship for crude oil and other traditional fuels.

What industries or sectors did you emphasize in the portfolio?

Our largest relative sector weightings during the year were energy and health care. Our largest underweights were consumer discretionary, technology and industrials. While our energy weighting was a true sector investment, we consolidated our position this past spring, focusing primarily upon the oil field services industry and reducing our overweight somewhat, given global monetary tightening. We have moved to an underweight position in health care for reasons mentioned above.

Generally, industry overweights and underweightings are the result of a bottom-up stock picking process, as opposed to a top-down desire to emphasize specific sectors. While we remain wary of worldwide economic growth, we anticipate that our sector weightings going forward may be influenced primarily by the individual companies we identify, through our research process, to be good investment opportunities.

*Please note that effective February 2006, Mr. Brundige replaced Barry Ogden as the portfolio manager for this Fund.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares (1)	$8,836
Russell 1000 Growth Index	$5,984
S&P 500 Index	$9,355
Lipper Large-Cap Growth Funds Universe Average	$6,498

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED JUNE 30, 2006

		WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND, INC., CLASS A SHARES	RUSSELL 1000 GROWTH INDEX	S&P 500 INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

MAR	2000	9,425	10,000	10,000	10,000
DEC	2000	9,038	7,243	8,864	8,071
JUN	2001	7,798	6,214	8,271	6,865
JUN	2002	6,252	4,568	6,781	5,205
JUN	2003	6,574	4,704	6,799	5,153
JUN	2004	7,833	5,545	8,098	5,978
JUN	2005	8,286	5,638	8,611	6,156
JUN	2006	8,836	5,984	9,355	6,498

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-06	0.51%	1.73%	5.75%	6.39%
5-year period ended 6-30-06	1.32%	1.42%	1.57%	2.60%
10-year period ended 6-30-06	—	—	—	—
Since inception of Class(3) through 6-30-06	-1.96%	-1.94%	-1.97%	-1.08%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Tax-Managed Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2006.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2006	Beginning Account Value 12-31-05	Ending Account Value 6-30-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$975.90	1.28%	$6.32
Class B	1,000	972.50	2.19	10.75
Class C	1,000	972.50	2.25	11.05
Class Y	1,000	973.90	1.79	8.78
Based on 5% Return (2)
Class A	$1,000	$1,018.44	1.28%	$6.46
Class B	1,000	1,013.94	2.19	10.98
Class C	1,000	1,013.64	2.25	11.28
Class Y	1,000	1,015.92	1.79	8.97

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2006, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

Portfolio Highlights

On June 30, 2006, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $72,001,905 invested in a diversified portfolio of:

91.65%	Common Stocks
8.35%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2006, your Fund owned:

Technology Stocks	$21.86
Health Care Stocks	$11.81
Financial Services Stocks	$11.38
Business Equipment and Services Stocks	$8.68
Cash and Cash Equivalents	$8.35
Multi-Industry Stocks	$7.37
Energy Stocks	$6.76
Capital Goods Stocks	$6.75
Consumer Nondurables Stocks	$4.64
Raw Materials Stocks	$4.00
Transportation Stocks	$3.45
Retail Stocks	$3.36
Consumer Durables Stocks	$1.59

The Investments of Tax-Managed Equity Fund
June 30, 2006
COMMON STOCKS	Shares	Value

Aircraft - 2.00%
Boeing Company (The)	17,600	$1,441,616

Beverages - 1.60%
PepsiCo, Inc.	19,200	1,152,768

Business Equipment and Services - 0.80%
CheckFree Corporation*	11,600	575,360

Capital Equipment - 4.41%
Caterpillar Inc.	18,200	1,355,536
Deere & Company	21,800	1,820,082
		3,175,618
Chemicals - Petroleum and Inorganic - 4.00%
Monsanto Company	34,200	2,879,298

Communications Equipment - 5.99%
Cisco Systems, Inc.*	64,000	1,249,600
Juniper Networks, Inc.*	69,200	1,107,200
Marvell Technology Group Ltd.*	19,800	875,655
QUALCOMM Incorporated	26,900	1,078,286
		4,310,741
Computers - Micro - 1.99%
Apple Computer, Inc.*	25,000	1,430,750

Computers - Peripherals - 8.69%
Adobe Systems Incorporated*	46,000	1,399,090
Electronic Arts Inc.*	37,200	1,599,228
Microsoft Corporation	70,000	1,631,350
SAP Aktiengesellschaft, ADR	31,000	1,628,120
		6,257,788
Consumer Electronics - 1.59%
Harman International Industries, Incorporated	13,400	1,143,958

Defense - 2.31%
General Dynamics Corporation	25,400	1,662,684

Electrical Equipment - 1.26%
Emerson Electric Co.	10,800	905,148

Electronic Components - 0.88%
Broadcom Corporation, Class A*	21,000	631,155

Finance Companies - 2.71%
SLM Corporation	36,900	1,952,748

Health Care - Drugs - 3.25%
Genentech, Inc.*	13,000	1,063,400
Gilead Sciences, Inc.*	21,600	1,278,072
		2,341,472
Health Care - General - 4.55%
DENTSPLY International Inc.	20,300	1,230,282
Da Vita Inc.*	26,400	1,312,080
Zimmer Holdings, Inc.*	13,000	737,360
		3,279,722
Hospital Supply and Management - 4.01%
Medtronic, Inc.	20,900	980,628
Stryker Corporation	19,200	808,512
UnitedHealth Group Incorporated	24,500	1,097,110
		2,886,250
Household - General Products - 3.04%
Colgate-Palmolive Company	26,400	1,581,360
Procter & Gamble Company (The)	11,000	611,600
		2,192,960
Insurance - Life - 2.14%
Aflac Incorporated	33,300	1,543,455

Metal Fabrication - 1.08%
Precision Castparts Corp.	13,000	776,880

Multiple Industry - 7.37%
Altria Group, Inc.	15,400	1,130,822
General Electric Company	47,000	1,549,120
Las Vegas Sands, Inc.*	33,700	2,623,882
		5,303,824
Petroleum - Services - 6.76%
Baker Hughes Incorporated	16,800	1,375,080
Schlumberger Limited	28,000	1,823,080
Transocean Inc.*	20,800	1,670,656
		4,868,816
Railroad - 1.43%
Burlington Northern Santa Fe Corporation	13,000	1,030,250

Retail - Food Stores - 2.34%
Walgreen Co.	37,600	1,685,984

Retail - Specialty Stores - 1.02%
Best Buy Co., Inc.	13,400	734,856

Security and Commodity Brokers - 6.53%
Chicago Mercantile Exchange Holdings Inc.	4,600	2,259,290
Goldman Sachs Group, Inc. (The)	7,900	1,188,397
Legg Mason, Inc.	12,600	1,253,952
		4,701,639
Timesharing and Software - 7.88%
Google Inc., Class A*	7,600	3,186,870
Paychex, Inc.	30,400	1,186,512
Yahoo! Inc.*	39,400	1,297,639
		5,671,021
Trucking and Shipping - 2.02%
Expeditors International of Washington, Inc.	9,800	548,653
United Parcel Service, Inc., Class B	11,000	905,630
		1,454,283

TOTAL COMMON STOCKS - 91.65%		$65,991,044

(Cost: $59,217,038)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 3.86%
Anheuser-Busch Companies, Inc.,
5.2%, 7-3-06	$2,784	2,783,196

Food and Related - 2.78%
Nestle Capital Corp.,
5.1%, 7-6-06	2,000	1,998,583

Retail - General Merchandise - 2.21%
Target Corporation,
5.15%, 7-3-06	1,591	1,590,545

TOTAL SHORT-TERM SECURITIES - 8.85%		$6,372,324

(Cost: $6,372,324)

TOTAL INVESTMENT SECURITIES - 100.50%		$72,363,368

(Cost: $65,589,362)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.50%)		(361,463)

NET ASSETS - 100.00%		$72,001,905

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definition of this acronym is as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      TAX-MANAGED EQUITY FUND
      June 30, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $65,589) (Notes 1 and 3)	$72,363
Cash	2
Receivables:
Dividends and interest	46
Fund shares sold	32
Prepaid and other assets	25

Total assets	72,468

LIABILITIES
Payable for investment securities purchased	298
Payable to Fund shareholders	127
Accrued service fee (Note 2)	13
Accrued shareholder servicing (Note 2)	12
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	1
Accrued distribution fee (Note 2)	–	*
Other	11

Total liabilities	466

Total net assets	$72,002

NET ASSETS
$0.001 par value capital stock:
Capital stock	$8
Additional paid-in capital	75,602
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss		(3)
Accumulated undistributed net realized loss on investment transactions	(10,379)
Net unrealized appreciation in value of investments	6,774

Net assets applicable to outstanding units of capital	$72,002

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.32
Class B	$8.85
Class C	$8.83
Class Y	$9.32
Capital shares outstanding:
Class A	7,009
Class B	438
Class C	314
Class Y	–	*
Capital shares authorized	1,000,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      TAX-MANAGED EQUITY FUND
      For the Fiscal Year Ended June 30, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $3)	$529
Interest and amortization	103

Total income	632

Expenses (Note 2):
Accounting services fee	46
Audit fees	23
Custodian fees	8
Distribution fee:
Class A	3
Class B	31
Class C	21
Investment management fee	471
Legal fees	2
Service fee:
Class A	161
Class B	10
Class C	7
Shareholder servicing:
Class A	103
Class B	13
Class C	10
Class Y	- *
Other	111

Total expenses	1,020

Net investment loss	(388)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	11,230
Realized net loss on written options	(163)

Realized net gain on investments	11,067
Unrealized depreciation in value of investments during the period	(6,338)

Net gain on investments	4,729

Net increase in net assets resulting from operations	$4,341

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      TAX-MANAGED EQUITY FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(388)	$(140)
Realized net gain on investments	11,067	2,105
Unrealized appreciation (depreciation)	(6,338)	1,705

Net increase in net assets resulting from operations	4,341	3,670

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(–)	(52)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(– )*
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(–)	(52)

Capital share transactions (Note 5)	469	3,114

Total increase	4,810	6,732
NET ASSETS
Beginning of period	67,192	60,460

End of period	$72,002	$67,192

Undistributed net investment loss	$(3)	$(2)

*Not shown due to rounding.

(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$8.74	$8.27	$6.94	$6.60	$8.24

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.01)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.62	0.49	1.40	0.38	(1.58)

Total from investment operations	0.58	0.48	1.33	0.34	(1.63)

Less distributions from:
Net investment income	(0.00)	(0.01)	(0.00)	(0.00)	(0.01)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.01)	(0.00)	(0.00)	(0.01)

Net asset value, end of period	$9.32	$8.74	$8.27	$6.94	$6.60

Total return (1)	6.64%	5.78%	19.16%	5.15%	-19.83%
Net assets, end of period (in millions)	$65	$60	$54	$34	$35
Ratio of expenses to average net assets	1.32%	1.34%	1.40%	1.49%	1.39%
Ratio of net investment loss to average net assets	-0.44%	-0.13%	-0.96%	-0.70%	-0.70%
Portfolio turnover rate	100%	66%	92%	105%	113%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$8.37	$7.98	$6.77	$6.49	$8.17

Income (loss) from investment operations:
Net investment loss	(0.16)	(0.09)	(0.13)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	0.64	0.48	1.34	0.39	(1.57)

Total from investment operations	0.48	0.39	1.21	0.28	(1.68)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$8.85	$8.37	$7.98	$6.77	$6.49

Total return	5.73%	4.89%	17.87%	4.31%	-20.56%
Net assets, end of period (in millions)	$4	$4	$4	$3	$4
Ratio of expenses to average net assets	2.24%	2.27%	2.36%	2.43%	2.26%
Ratio of net investment loss to average net assets	-1.37%	-1.04%	-1.91%	-1.64%	-1.58%
Portfolio turnover rate	100%	66%	92%	105%	113%

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$8.35	$7.97	$6.76	$6.49	$8.17

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.08)	(0.12)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.62	0.46	1.33	0.35	(1.56)

Total from investment operations	0.48	0.38	1.21	0.27	(1.68)

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Net asset value, end of period	$8.83	$8.35	$7.97	$6.76	$6.49

Total return	5.75%	4.77%	17.90%	4.16%	-20.56%
Net assets, end of period (in millions)	$3	$3	$2	$2	$2
Ratio of expenses to average net assets	2.28%	2.30%	2.35%	2.49%	2.31%
Ratio of net investment loss to average net assets	-1.41%	-1.09%	-1.91%	-1.71%	-1.63%
Portfolio turnover rate	100%	66%	92%	105%	113%

See Notes to Financial Statements.

Financial Highlights
      TAX-MANAGED EQUITY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,
	2006		2005	2004	2003	2002

Net asset value, beginning of period		$8.76	$8.28	$6.95	$6.60	$8.24

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(1)	0.01	(0.01)	(0.02)	(0.13)
Net realized and unrealized gain (loss) on investments		0.61 (1)	0.50	1.34	0.37	(1.49)

Total from investment operations		0.56	0.51	1.33	0.35	(1.62)

Less distributions from:
Net investment income	(0.00)		(0.03)	(0.00)	(0.00)	(0.02)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.00)		(0.03)	(0.00)	(0.00)	(0.02)

Net asset value, end of period		$9.32	$8.76	$8.28	$6.95	$6.60

Total return		6.39%	6.11%	19.14%	5.30%	-19.71%
Net assets, end of period (in thousands)		$1	$19	$17	$6	$5
Ratio of expenses to average net assets		1.30%	1.14%	1.24%	1.40%	1.21%
Ratio of net investment income (loss) to average net assets	-0.60%		0.09%	-0.80%	-0.64%	-0.54%
Portfolio turnover rate		100%	66%	92%	105%	113%

(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Notes to Financial Statements

      June 30, 2006

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term growth of capital while minimizing taxable gains and income to shareholders. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2006, $387,350 was reclassified between additional paid-in capital and accumulated undistributed net investment loss. Net investment income, accumulated undistributed net realized loss on investment transactions and net assets were not affected by this change.
F. Recently Issued Accounting Standard - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and the impact on the Fund's financial statements, if any, is currently being assessed.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $222,910. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2006, W&R received $1,344, $5,091 and $356 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $144,349 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

The Fund paid Directors' regular compensation of $3,377, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $70,144,410, while proceeds from maturities and sales aggregated $75,560,792. Purchases of options aggregated $143,322, while proceeds aggregated $188,401. Purchases of short-term securities aggregated $556,679,942, while proceeds from maturities and sales aggregated $551,000,000. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2006.

For Federal income tax purposes, cost of investments owned at June 30, 2006 was $65,634,557, resulting in net unrealized appreciation of $6,728,811, of which $8,511,610 related to appreciated securities and $1,782,799 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2006 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$—
Distributed ordinary income	—
Undistributed ordinary income	—

Realized long-term capital gains	—
Distributed long-term capital gains	—
Undistributed long-term capital gains	—

Capital loss carryover	—

Post-October losses deferred	—

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

June 30, 2010	$2,104,696
June 30, 2011	8,151,013
June 30, 2012	77,635

Total carryover	$10,333,344

NOTE 5 - Multiclass Operations

The Fund currently offers three classes of shares, Class A, Class B and Class C, each of which have equal rights as to assets and voting privileges. Class Y shares, which are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure, were closed to new and additional investments. A comprehensive discussion of the terms under which shares of each class (except Class Y) are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2006	2005

Shares issued from sale of shares:
Class A	1,219	1,385
Class B	20	65
Class C	75	92
Class Y	– *	– *
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	–	6
Class B	–	–
Class C	–	–
Class Y	–	– *
Shares redeemed:
Class A	(1,109)	(997)
Class B	(76)	(82)
Class C	(88)	(90)
Class Y	(2)	(–)

Increase in outstanding capital shares	39	379

Value issued from sale of shares:
Class A	$11,517	$11,391
Class B	178	513
Class C	676	728
Class Y	– *	1
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	–	50
Class B	–	–
Class C	–	–
Class Y	–	– *
Value redeemed:
Class A	(10,409)	(8,202)
Class B	(682)	(658)
Class C	(792)	(709)
Class Y	(19)	(–)

Increase in outstanding capital	$469	$3,114

*Not shown due to rounding.

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2005	–	$–
Options written	639	90,566
Options terminated in closing purchase transactions	(449)	(68,049)
Options exercised	–	–
Options expired	(190)	(22,517)

Outstanding at June 30, 2006	–	$–

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund"), as of June 30, 2006, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of June 30, 2006, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2006

Income Tax Information

Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal year from July 1, 2005 through June 30, 2006.

The Board of Directors of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chair of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations during Past 5 Years: Professor of Law, Washburn Law School; Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (67)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations during Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Institute of Justice Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (73)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director, Independent Chair
Number of portfolios overseen by Director: 46
Director since: 1998; Independent Chair since: 2006
Director of Funds in the Fund Complex since: 1998 Principal
Occupation during Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005) Other Directorships held by Director: none

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation during Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (39)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 73
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations during Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Independent Chair and Director, Ivy Funds, Inc.; Independent Chair and Trustee, Ivy Funds

John F. Hayes (86)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation during Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupations during Past 5 Years: Chairman and Chief Executive Officer (CEO) of Castle Valley Ranches, LLC
Other Directorships held by Director: Chairman and CEO of the Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. (53)
Polsinelli Shalton Welte Suelthaus, 700 W 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation during Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 73
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations during Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupation during Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (69)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 25
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations during Past 5 Years: Consultant of WDR and W&R; Director of WDR (until 2003); Executive Vice President and Chief Operating Officer of WDR (until 2001); Principal Financial Officer, Treasurer, CEO and President of W&R (until 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 73
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) during Past 5 Years: CEO of WDR; formerly, Chief Investment Officer (CIO) and President of WDR (until 2005); President, CEO and Chairman of WRIMCO; formerly, CIO of WRIMCO (until 2005); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR; formerly, Chief Investment Officer of IICO, (until 2005); President of each of the Funds in the Fund Complex
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) during Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Assistant Treasurer of Ivy Funds (until 2003); Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) during Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and IICO; Vice President and Secretary of each of the Funds in the Fund Complex
Directorships held: None

Daniel C. Schulte (40)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) during Past 5 Years: Senior Vice President and General Counsel of WDR, W&R, WRIMCO, IICO, IFDI and WRSCO; formerly, Secretary of WDR, WRIMCO, W&R, WRSCO, and IFDI (until 2004); formerly, Assistant Secretary of WDR (until 2005); formerly, Assistant Secretary of IICO (until 2006); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex
Directorships held: None

Scott Schneider (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) during Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

This page is for your notes and calculations.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1019A (6-06)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2006, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2005	$18,200
2006	19,100

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2005	$1,600
2006	1,700

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2005	$2,100
2006	2,200

These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2005	$60
2006	60

These fees are related to the review of internal control.

(e)	(1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,760 and $3,960 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $217,042 and $207,750 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
(Registrant)
By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary
Date: September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer
Date: September 6, 2006

By /s/Theodore W. Howard
Theodore W. Howard, Vice President and Principal Financial Officer
Date: September 6, 2006